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                                                                    EXHIBIT 10.2

                    AMENDMENT TO THE STOCK PURCHASE AGREEMENT

                This AMENDMENT TO THE STOCK PURCHASE AGREEMENT (this "Amendment"), made this 31st day of August, 1999, by and between Isis Pharmaceuticals, Inc., a Delaware corporation ("Isis"), and Boehringer Ingelheim International GmbH, a German corporation ("Boehringer"),

                              W I T N E S S E T H :

        WHEREAS, Isis and BI entered into that certain stock purchase agreement, dated as of July 18, 1995 (the "Stock Purchase Agreement");

        WHEREAS, Paragraph 11.5 of the Stock Purchase Agreement provides that any term thereof may be amended in a writing agreed to by Isis and Boehringer; and

        WHEREAS, Isis and Boehringer have agreed to amend the Stock Purchase Agreement as provided herein,

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the parties hereby agree that the Stock Purchase Agreement shall be amended as of the date hereof as follows:

        Section 1. Sub-paragraphs (b), (c) and (d) of Paragraph 3.1 and the final paragraph of Paragraph 3.1 of the Stock Purchase Agreement (Agreement to Sell and Purchase the Additional Shares) shall be deleted in their entirety.

        Section 2. Paragraph 3.2 of the Stock Purchase Agreement (Delivery of Additional Shares at a Subsequent Closing; Purchase price) shall be deleted in its entirety.

        Section 3. The first sentence of Paragraph 10 of the Stock Purchase Agreement (Termination) shall be amended to read in its entirety as follows:

                This Agreement shall terminate upon (i) any Change in Control of Isis, (ii) the Bankruptcy of Isis or (iii) the termination of the New Agreement pursuant to Article 10 thereof.

        Section 4. Sub-paragraph (e) of Paragraph 8.1 (Board Representation) is amended in its entirety to read as follows:

                (e) Paragraph 8.1 shall terminate upon the earliest to occur of:
                        (i)     May 1, 2000;
                        (ii)    The effectiveness of any Change in Control; or
                        (iii) Boehringer ceases to hold at least 2,000,000 shares of

                Common Stock (appropriately adjusted for stock splits, stock dividends, recapitalization and the like). If Paragraph 8.1 terminates, the BI Designate shall resign from the Board.

        Section 5. In Exhibit A, the definition of "Additional Shares shall be amended to read in its entirety as follows:


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                "ADDITIONAL SHARES" shall mean the shares issued to Boehringer
                Ingelheim under Paragraph 3.1 of the Agreement prior to the effective date of the Amendment.

        Section 6. Exhibit A shall be amended by the addition of the following definitions:

                "AMENDMENT" shall mean that certain Amendment to the Stock Purchase Agreement, dated August 31, 1999, by and between Isis and Boehringer.

                "NEW AGREEMENT" shall mean that certain Agreement, dated as of August 31, 1999, by and between Boehringer and Isis.

        Section 7. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                     ISIS PHARMACEUTICALS, INC.

                     By: __________________________________
                     Name:
                     Title:

                     BOEHRINGER INGELHEIM INTERNATIONAL GMBH

                     By: __________________________________
                     Name:
                     Title:

                     By: __________________________________
                     Name:
                     Title:



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